Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Harlan Press, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Vapor Corp. on Form 10-K for the fiscal year ended December 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Vapor Corp.

Dated: February 26, 2014	/s/ Harlan Press
	Name:	Harlan Press
	Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Vapor Corp. and will be retained by Vapor Corp. and furnished to the Securities and Exchange Commission or its staff upon request.